Supplement to Prospectus Dated May 1, 2005 for
Pacific Select Exec, Pacific Select Choice, Pacific Select Exec II, Pacific Select Performer 500, Pacific
Select Accumulator and M’s Versatile Product Flexible Premium Variable Life Insurance Policies, and
Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select Estate Preserver III,
Pacific Select Estate Preserver IV, Pacific Select Estate Preserver V and M’s Versatile Product-
Survivorship Last Survivor Flexible Premium Variable Life Insurance Policies
and Pacific Select Estate Maximizer Modified Single Premium Life Insurance Policy
(each a “policy”) Issued by Pacific Life Insurance Company (“Pacific Life”)
You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. For more complete information on the portfolios of Pacific Select Fund, including a discussion of each portfolio’s investment techniques and the risks associated with its investments, see the accompanying supplement and the Pacific Select Fund prospectus. You should read the prospectuses carefully.

Policy basics is changing	The following replaces the first paragraph of Timing of payments, forms and requests: Effective date:

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the proper mailing address appearing on the back cover, will not be deemed received in proper order and may result in a processing delay.

The Blue Chip portfolio has a new manager	Effective January 1, 2006, Loomis, Sayles & Company, L.P. will be the portfolio manager of the Blue Chip portfolio.

The name of the Blue Chip portfolio is changing	Effective January 1, 2006, the Blue Chip variable investment option will change its name to Large-Cap Growth variable investment option.

This new name reflects the change in name of the underlying portfolio of Pacific Select Fund. Throughout the prospectus or supplement thereof, any reference to the Blue Chip portfolio, variable account or variable investment option is changed to refer to the Large-Cap Growth portfolio, variable account or variable investment option.

Your investment options is changing	The following replaces the information regarding the Blue Chip portfolio in the chart appearing in Variable investment options:

PACIFIC SELECT FUND	INVESTMENT GOAL	THE PORTFOLIO'S MAIN	PORTFOLIO
PORTFOLIO		INVESTMENTS	MANAGER
Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large-capitalization growth companies.	Loomis, Sayles & Company, L.P.

About Pacific Life is changing	The following is added to Distribution arrangements:

We may agree to reduce or waive some or all of the policy charges and/or credit additional amounts under our policies, for a policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to policies owned by eligible persons if such policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection
Supplement dated December 12, 2005

with such purchases. Eligible persons must contact us directly with servicing questions, policy changes and other matters relating to their policies. The amount credited to policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s policy after the free look transfer date has occurred, or, if premiums are paid using the monthly electronic funds transfer plan, on the first policy anniversary.